Award Timing Disclosure	12 Months Ended
Sep. 30, 2025
Award Timing Disclosures [Line Items]
Award Timing MNPI Disclosure
Because the consideration of share awards by our Compensation Committee is determined on a regular schedule (i.e., in September for our officers and employees and at the first meeting of our Board after the annual meeting of shareholders for the Directors), any proximity of any awards to earnings announcements or other market events is coincidental.

Award Timing Method	in September for our officers and employees and at the first meeting of our Board after the annual meeting of shareholders for the Directors), any proximity of any awards to earnings announcements or other market events is coincidental.
Award Timing Predetermined	true